EXHIBIT 99.5

FORM OF PROXY OF COOPER

PROXY

THE COOPER COMPANIES, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 16, 2004

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Cooper Companies, Inc., a Delaware corporation, hereby appoints ROBERT S. WEISS, CAROL R. KAUFMAN and RODNEY E. FOLDEN, and each of them, proxies, with full power of substitution, to vote all of the shares of common stock of The Cooper Companies, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of The Cooper Companies, Inc. to be held at the offices of JP Morgan Chase & Co., 270 Park Avenue, 2nd Floor Auditorium, New York, NY, on November 16, 2004 at 10:00 a.m., E.S.T., and at any adjournments or postponements thereof, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

(Continued and to be signed on the reverse side)

PLEASE DATE, SIGN AND MAIL YOUR

PROXY CARD IN THE ENVELOPE PROVIDED

AS SOON AS POSSIBLE.

SPECIAL MEETING OF STOCKHOLDERS OF

THE COOPER COMPANIES, INC.

NOVEMBER 16, 2004

– PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED –

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,

PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	Approve the issuance of Cooper common stock pursuant to the Agreement and Plan of Merger by and among The Cooper Companies, Inc., TCC Acquisition Corp., a wholly-owned subsidiary of Cooper, and Ocular Sciences, Inc., as described in the Joint Proxy Statement/Prospectus dated October 12, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD. ☐

SIGNATURE OF STOCKHOLDER	DATE

SIGNATURE OF STOCKHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.